SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 22, 1999
                        (Date of earliest event reported)


                                MYTURN.COM, INC.
--------------------------------------------------------------------------------

               (Exact name of Registrant as specified in charter)


         Delaware                          000-22611          11-3344575
--------------------------------------------------------------------------------

(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                   Number)



               333 North First Street, Jacksonville, Florida           32250
-------------------------------------------------------------------------------
               (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (904) 249-5756

                                Compu-DAWN, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

                                EXPLANATORY NOTE

     On January 21, 2000 Compu-DAWN, Inc. changed its name to MyTurn.com, Inc. References to Compu-DAWN, Inc. herein means MyTurn.com, Inc.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired

                    (i)  Independent auditor's report.

                    (ii) Balance  Sheet  of  GlobalPC  as at June  30,  1999 and
                         December 31, 1998.

                    (iii)Statements  of  Operations  of  GlobalPC  for  the  six
                         months ended June 30, 1999, the period from April 1, 1998 (inception) to December 31, 1998 and the period from April 1, 1998 (inception) to June 30, 1999.

                    (iv) Statement  of  Changes  in   Shareholders'   Equity  of
                         GlobalPC for the period from April 1, 1998 (inception) to June 30, 1999.

                    (v)  Notes to financial statements.

                    (vi) Statement  of Cash Flows of GlobalPC for the six months ended June 30, 1999, the period from April 1, 1998 (inception) to December 31, 1998 and the period from April 1, 1998 (inception) to June 30, 1999.

                    (vii)Balance  sheet and Statement of Operations of GlobalPC,
                         Inc. as of September 30, 1999 are included in the pro forma financial statement referred to in the June 30, 1999 notes set forth under paragraph (a) (v) above.

          (b) Pro Forma Financial Information (giving effect to the acquisition of assets from GlobalPC, Inc.)

                    (i)  Pro  Forma   Unaudited   Condensed   Balance  Sheet  of
                         Compu-DAWN as of September 30,1999.

                    (ii) Pro Forma Unaudited Condensed  Statements of Operations
                         of Compu-DAWN for the nine months ended September 30, 1999.

                    (iii)Pro  Forma   Unaudited   Condensed   Balance  Sheet  of
                         Compu-DAWN as of December 31, 1998.

                    (iv) Pro Forma Unaudited Condensed  Statements of Operations
                         of Compu-DAWN for the year ended December 31, 1998.

          (c)  Additional   Pro  Forma   Information   (giving   effect  to  the
               acquisition of assets from GlobalPC, Inc. and the private placements through Hornblower & Weeks).

                    (i) Pro Forma Balance Sheet of Compu-DAWN as of September 30, 1999.

                    (ii) Pro Forma Statement of Operations of Compu-DAWN for the
                         nine months ended September 30, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COMPU-DAWN, INC.


Dated: February 3,              By: /s/ Paul K. Danner
                                   -------------------------
                                    Paul K. Danner,
                                    Chief Executive Officer

                                 GLOBAL PC, INC.
                          (a development stage company)

                          AUDITED FINANCIAL STATEMENTS

                       JUNE 30, 1999 AND DECEMBER 31, 1998

                                 GLOBAL PC, INC.
                          (a development stage company)

                          AUDITED FINANCIAL STATEMENTS

                       JUNE 30, 1999 AND DECEMBER 31, 1998





                                    Contents



Independent Auditors' Report                          1 (F-3)

Balance Sheets                                  2-3 (F-4 - F-5)

Statements of Operations                              4 (F-6)

Statements of Shareholders' Equity                    5 (F-7)

Statements of Cash Flows                        6-7 (F-8 - F-9)

Notes to Financial Statements                 8-14 (F-10 - F-16)

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Shareholders
Global PC, Inc.
Alameda, California

We have audited the accompanying balance sheets of Global PC, Inc. (a development stage company) (the Company) as of June 30, 1999 and December 31, 1998, and the related statements of operations, changes in shareholders' equity and cash flows for the six months ended June 30, 1999, the period from April 1, 1998 (inception) to December 31, 1998, and the period from April 1, 1998 (inception) to June 30, 1999. These financial statements are the responsibility of the management of the Company. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global PC, Inc. as of June 30, 1999 and December 31, 1998, and the results of its operations and its cash flows for the six months ended June 30, 1999, the period from April 1, 1998 (inception) to December 31, 1998, and the period from April 1, 1998 (inception) to June 30, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has suffered recurring losses from operations since inception that raise substantial doubt about the entity's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                            /s/ Petrinovich, Pugh & Company
                                            Petrinovich, Pugh & Company

San Jose, California
August 24, 1999

                                 GLOBAL PC, INC.
                          (a development stage company)

                                 BALANCE SHEETS

                       JUNE 30, 1999 AND DECEMBER 31, 1998



                                                    June 30,        December 31,
                                                    1999               1998
                                                    -------         -----------
        ASSETS

CURRENT ASSETS:
    Cash                                      $        62,022 $       945,572
    Accounts receivable                                52,994              -
    Licenses                                          415,000         415,000
    Software development costs                      1,339,017         419,261
    Prepaid expenses                                   66,000          12,600
         Total current assets                       1,935,033       1,792,433

PROPERTY AND EQUIPMENT:
    Equipment and tooling                             192,627         117,618
    Software                                            9,395          11,306
    Furniture and fixtures                             10,975          11,175
                                                  -------------    ------------
                                                      212,997         140,009

    Less accumulated depreciation                      22,130           7,517
                                                  -------------    ------------
        Net property and equipment                    190,867         132,582
                                                  -------------    ------------

                                                $   2,125,900    $  1,925,015
                                                  =============   =============

/TABLE>

                                 GLOBAL PC, INC.
                          (a development stage company)

                                 BALANCE SHEETS

                       JUNE 30, 1999 AND DECEMBER 31, 1998



                                                                     June 30,            December 31,
                                                                       1999                    1998
                                                                       ----                    ----

    LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY

CURRENT LIABILITIES:
    Accounts payable                                             $  1,469,936              $      502,772
    Accrued expenses                                                  568,125                     543,272
    Income taxes payable                                                1,600                         800
    Convertible promissory notes                                      324,407                          -
    Note payable                                                      120,000                          -
                                                                --------------              --------------
        Total current liabilities                                   2,484,068                   1,046,844

SHAREHOLDERS' EQUITY:
    Preferred stock - Series A, $0.85 par value;
      4,705,882  shares  authorized; 3,458,826 and
      3,400,002 shares issued and outstanding                        2,909,986                   2,859,986
    Common stock, $0.001 par value; 20,000,000 shares
      authorized; 6,547,812 and 6,540,000 issued
      andoutstanding                                                     6,931                       6,540
    Deficit accumulated during the development stage                (3,275,085)                 (1,988,355)
                                                                --------------              ---------------
        Total shareholders' (deficit) equity                          (358,168)                    878,171
                                                                ---------------               -------------

                                                                  $  2,125,900                 $ 1,925,015
                                                                  ============                 ===========


                                 GLOBAL PC, INC.
                          (a development stage company)

                            STATEMENTS OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1999, THE PERIOD
          FROM APRIL 1, 1998 (INCEPTION) TO DECEMBER 31, 1998, AND THE
             PERIOD FROM APRIL 1, 1998 (INCEPTION) TO JUNE 30, 1999



                                                                                                    Period from
                                                                                                    April 1, 1998
                                                                                                     (Inception)
                                                               June 30,       December 31,           to June 30,
                                                                 1999               1998               1999
                                                               --------       ------------          -------------

Consulting revenue                                          $   108,609         $   -               $     108,609

Expenses:
    Selling, general and administrative                          991,947        1,530,318               2,522,265
    Research and development                                     362,682          443,351                 806,033
                                                              -----------     -------------         -------------
         Total expenses                                        1,354,629        1,973,669               3,328,298
                                                              -----------     -------------         -------------

    Loss from operations                                      (1,246,020)      (1,973,669)             (3,219,689)

Other income (expense):
    Interest income                                                2,229            5,244                   7,473
    Interest expense                                             (42,139)         (19,130)                (61,269)
                                                              -----------       ----------               ---------
        Total other income (expense)                             (39,910)         (13,886)                (53,796)
                                                              -----------       ----------               ---------

Loss before provision for income taxes                        (1,285,930)      (1,987,555)             (3,273,485)

Provision for income taxes                                           800              800                   1,600
                                                           --------------     -------------           ------------

    Net loss                                                $(1,286,730)      $(1,988,355)            $(3,275,085)
                                                          ===============     =============          =============



                                 GLOBAL PC, INC.
                          (a development stage company)

                       STATEMENTS OF SHAREHOLDERS' EQUITY

         PERIOD FROM APRIL 1, 1998 (DATE OF INCEPTION) TO JUNE 30, 1999



                                            Series A
                                         Preferred Stock                  Common Stock                  Accumulated
                                     ------------------------          ------------------
                                      Shares           Amount          Shares        Amount               Deficit           Total
                                     ----------  -------------        ----------   ---------           -------------     -----------

Balance at April 1, 1998                     -     $         -                -    $       -           $          -      $        -

    Issuance of preferred stock      3,400,002       2,859,986                -            -                      -       2,859,986

    Issuance of common stock                 -               -         6,540,000       6,540                      -           6,540

    Net loss                                 -               -                -            -             (1,988,355)     (1,988,355)
                                    ------------     -----------     -----------   -----------         -------------    ------------

Balance at December 31, 1998         3,400,002        2,859,986        6,540,000       6,540             (1,988,355)        878,171

    Issuance of preferred stock         58,824           50,000                -           -                      -          50,000

    Issuance of common stock                 -                -            7,812         391                      -             391

    Net loss                                 -                -                -           -             (1,286,730)     (1,286,730)
                                    ------------     -----------      ----------   ----------          -------------    ------------

Balance at June 30, 1999             3,458,826        $2,909,986       6,547,812   $   6,931            $(3,275,085)     $ (358,168)
                                    ============      ==========       =========    =========           ============    ============


                                 GLOBAL PC, INC.
                          (a development stage company)

                            STATEMENTS OF CASH FLOWS

               FOR THE SIX MONTHS ENDED JUNE 30, 1999, THE PERIOD
          FROM APRIL 1, 1998 (INCEPTION) TO DECEMBER 31, 1998, AND THE
             PERIOD FROM APRIL 1, 1998 (INCEPTION) TO JUNE 30, 1999


                                                                                                               Period from
                                                                                                              April 1, 1998
                                                                                                                (Inception)
                                                                         June 30,         December 31,          to June 30,
                                                                          1999              1998                   1999
                                                                         -------          ------------        --------------
CASH FLOWS FROM OPERATIONS:
    Net loss                                                        $(1,286,730)          $  (1,988,355)       $ (3,275,085)
    Adjustments to reconcile net loss
        to net cash used for operations:
           Depreciation                                                  14,613                   7,517              22,130
           Changes in certain current assets and
               current liabilities:
                  Accounts receivable                                   (52,994)                   -                (52,994)
                  Licenses                                                  -                  (415,000)           (415,000)
                  Software development costs                           (919,756)               (419,261)         (1,339,017)
                  Prepaid expenses                                      (53,400)                (12,600)            (66,000)
                  Accounts payable                                      967,164                 504,312           1,471,476
                  Income tax payable                                        800                     800               1,600
                  Accrued expenses                                       24,853                 543,272             568,125
                  Accrued interest                                          -                    15,233              15,233
                                                                 ---------------          --------------       -------------
Net cash used for operations                                         (1,305,450)             (1,764,082)         (3,069,532)

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of property and equipment                                  (2,898)               (140,099)           (142,997)
                                                                 ---------------          --------------       -------------
Net cash used for investing activities                                   (2,898)               (140,099)           (142,997)

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from issuance of convertible
        promissory notes                                                324,407                 665,000             989,407
    Proceeds from issuance of note payable                               50,000                   -                  50,000
    Proceeds from issuance of common stock                                  391                   5,000               5,391
    Proceeds from issuance of preferred stock                            50,000               2,179,753           2,229,753
                                                                   ------------            ------------         ------------
Net cash provided by financing activities                               424,798               2,849,753           3,274,551
                                                                   ------------             -----------         ------------
Net (decrease) increase in cash                                        (883,550)                945,572              62,022

Cash, beginning of the period                                           945,572                      -                    -
                                                                   -------------           ------------         ------------

Cash, end of the period                                            $     62,022            $    945,572        $     62,022
                                                                    ============           ============        =============



                                 GLOBAL PC, INC.
                          (a development stage company)

                             STATEMENT OF CASH FLOWS

               FOR THE SIX MONTHS ENDED JUNE 30, 1999, THE PERIOD
          FROM APRIL 1, 1998 (INCEPTION) TO DECEMBER 31, 1998, AND THE
             PERIOD FROM APRIL 1, 1998 (INCEPTION) TO JUNE 30, 1999

Supplemental disclosures of cash flow information:

     For the periods ended June 30, 1999 and December 31, 1998, there was no cash paid for interest and income taxes.

Supplemental schedule of non-cash financing and investing activities:


                                                                                           April 1, 1998
                                                                                            (Inception)
                                                     June 30,          December 31,         to June 30,
                                                       1999                 1998               1999
                                                     --------          ------------        -------------

    Tooling equipment acquired                   $     70,000          $       -           $   70,000
        by note payable

    Issuance of common stock                               -               1,540                1,540

    Conversion of promissory notes
        to preferred stock                                 -             665,000              665,000

    Conversion of accrued interest
        on promissory notes to
        preferred stock                                    -              15,233               15,233


NOTE A - SIGNIFICANT ACCOUNTING POLICIES

Company: Global PC, Inc. (the Company), founded in April 1, 1998, is a development stage company focusing on delivering full-featured computing functionality to a non-technical audience. The Company is the co-developer and worldwide licensee of GEOS, a user-friendly, powerful operating system and software suite. The Company's first product is GlobalPC, an integrated PC that comes pre-loaded with an office productivity suite including word processor, spreadsheet, database, and graphics program as well as several other programs, including games and the exclusive GlobalPC online access software. Global PC, Inc. is based in Alameda, California.

Going concern: The Company has incurred significant losses in development of its product and will need to continue to devote significant resources toward the research, development and marketing of its products in order to generate revenues from product sales and services. For that reason there is substantial doubt about the Company's ability to continue as a going concern. The Company is currently in negotiation to sell substantially all of its assets (see Note I). If the asset sale is completed, the Company will be liquidated.

Property and equipment: Property and equipment are stated at cost. Depreciation is computed using the straight-line and accelerated methods for financial and income tax reporting purposes, respectively, over estimated useful lives ranging from three to seven years. Major repairs or replacements of property and equipment are capitalized. Maintenance repairs and minor replacements are charged to operations as incurred.

Consulting revenue: The Company performed consulting services for a related party and a third party. The Company recognizes revenue as the services are performed.

Advertising: The Company expenses advertising costs as they are incurred.

Licenses: The Company has entered into license agreements for the use and distribution of certain computer software programs. Prepayment of license fees are capitalized and will be amortized over the term of the license agreement.

Software development costs: In accordance with Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold,
Leased or Otherwise Marketed," the Company capitalizes the direct costs and allocated overhead associated with the development of software products. Initial costs are charged to operations as research prior to the development of a detailed program design or a working model. Costs incurred subsequent to the product release, and research and development performed under contract are charged to operations.

Capitalized cost will be amortized over the estimated product life on the straight-line basis. Unamortized costs will be carried at the lower of book value or net realizable value.

Income taxes: The Company utilizes the liability method of accounting for income taxes, as set forth in Statement of Financial Accounting Standards No. 109 (SFAS
109), Accounting for Income Taxes. Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B - SOFTWARE DEVELOPMENT COSTS

        June 30, December 31,
                                                                      1999                1998
                                                                ----------------    ---------------

     Balance, beginning of period                                   $   419,261     $           -

     Current period:
                                       Total expenditures             1,282,438            862,612
                    Less research and development expense               362,682            443,351
                                                                   -------------     --------------


     Net capitalized costs                                          $ 1,339,017      $     419,261
                                                                    ===========       ===============


In management's opinion, the net realizable value of future sales exceeds the carrying value of unamortized software costs; therefore, no adjustment to carrying value is required.

NOTE C - ACCRUED EXPENSES

Accrued expenses consist of the following:

                                      June 30,           December 31,
                                        1999                1998
                                  -----------------     -------------

         License fees              $     270,000         $  390,000
         Payroll                         158,332            103,544
         Vacation                         72,040             45,830
         Interest                         44,431              3,898
         Tax penalties                    23,322                  -
                                   -------------          ---------
                                   $     568,125         $  543,272
                                   =============         ==========


NOTE D - CONVERTIBLE PROMISSORY NOTES

Convertible promissory notes at June 30, 1999 consist of the following:

         Note payable to shareholder,
         interest at 10%, due on demand                        $     128,000

         Note payable to shareholder,
         interest at 10%, due on demand                               25,000

         Note payable to shareholder,
         interest at 10%, due on demand                              167,657

         Note payable to shareholder,
         interest at 10%, due on demand                                3,750
                                                                 -----------

                                                               $     324,407
                                                               =============


All the notes are convertible to Series A preferred stock at the option of lenders at a conversion rate equal to the issuance price of preferred stock at the time of conversion. Warrants to purchase a total of 108,115 shares of common stock at $1 per share were issued in conjunction with the issuance of the notes and expire in five years from their grant dates.

NOTE E - NOTE PAYABLE

As of June 30, 1999, the Company has a note payable with Compu-DAWN, Inc. bearing interest at 10% per annum, due on demand. The note is secured by the Company's assets.

NOTE F - PREFERRED STOCK

The Company has authorized 4,705,882 and issued 3,458,826 shares of Series A preferred stock at a purchase price of $.85 per share. The preferred stock provides for non-cumulative dividends at the rate of 10% per annum, in preference to common stock when and if declared by the Board of Directors. No dividends were declared for the periods ended June 30, 1999 and December 31, 1998.

Each share of Series A preferred stock at the holder's option is convertible into one share of common stock. During the periods ended June 30, 1999 and December 31, 1998, no Series A preferred stock was converted into common stock. In the event of any liquidation or winding up of the Company, the holders of Series A shall be entitled to receive $0.85 per share, plus declared and unpaid dividends, prior to any distribution to holders of common stock.


NOTE G - INCOME TAXES

The provision for income taxes consists of the following:

                                          June 30,             December 31,
                                            1999                  1998
                                          ---------            ------------
         Current:
             Federal                     $       -             $        -
             State                             800                    800

         Deferred:
             Federal                              -                     -
             State                                -                     -
                                          ----------            ------------
                                                  -                     -
                                          ----------            ------------


                                         $      800            $      800
                                          ===========           ============

Deferred taxes arose due to timing differences in recognizing deductions, primarily depreciation and net operating losses, for financial and income tax reporting purposes.

NOTE G - INCOME TAXES (CONTINUED)

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and liabilities are presented below.

                                             June 30,              December 31,
                                                1999                  1998
                                           ----------             --------------
       Deferred tax assets:
          Net operating losses             $  1,793,508           $   1,035,461
          State taxes                               272                     272
                                           ------------           --------------
                                              1,793,780               1,035,733

     Deferred tax liabilities:

     Property and equipment, principally
      due to differences in depreciation        11,440                    6,463
                                             ---------               -----------
                                             1,782,340                1,029,270


     Less valuation allowance                1,782,340                1,029,270
                                             ---------                ----------
                                             $       -                $       -
                                             =========                ==========



As of June 30, 1999, the Company has net operating loss carry forwards of approximately $4,189,000 and $4,178,000 for federal and state purposes that may be used to offset future taxable income. The federal and state research and development credit carryforwards was approximately $49,000 and $27,000, respectively. The federal and state net operating loss carry forwards will begin to expire in the period ending December 31, 2014 and 2007, respectively.


NOTE H - STOCK OPTION PLAN

In 1998, the Board of Directors approved and implemented the 1998 Stock Option Plan (the Plan). Under the Plan, the Company reserved 3,000,000 shares of common stock for issuance to employees, officers, directors and consultants and to promote the success of the Company's business. Under the Plan, the Board of Directors may grant incentive or nonstatutory stock options at a price not less than 110% or 85%, respectively, of the fair market value of common stock, as determined by the Administrator at the time of grant. Options under the Plan vest at a minimum rate of 20% per year over five years from the date the option is granted. Stock issued through option exercises are subject to the Company's right of repurchase at the original exercise price.

Activities under the stock option plan are as follows:


                                                                          Outstanding Options                    .
                                                               --------------------------------------------------
                                                   Shares
                                                  Available      Number of          Price Per
                                                  for Grant         Shares           Share                Total
                                                  ---------      ----------         --------              -----

Balance at April 1, 1998
    Shares reserved                                3,000,000                -     $        -      $              -
    Options granted                               (2,018,371)       2,018,371            0.05              100,919
    Options exercised                                      -           (7,812)           0.05                 (391)
    Options cancelled                                 65,625          (65,625)           0.05               (3,281)
                                                ------------    -------------     -----------    -----------------

Balance at December 31, 1998                       1,047,254        1,944,934            0.05               97,247

    Options granted                                 (119,166)         119,166            0.05                5,958
    Options cancelled                                681,838         (681,838)           0.05              (34,092)
                                                ------------     ------------     -----------     ----------------

Balance at June 30, 1999                           1,609,926        1,382,262            0.05    $          69,113
                                                 ===========      ===========     ===========      ===============


Options exercisable at December 31, 1998                               126,293     $     0.05     $          6,315
                                                                  ============    ===========       ===============
Options exercisable at June 30, 1999                                 1,010,824     $     0.05     $         50,541
                                                                  ============    ============      ===============


NOTE I - SUBSEQUENT EVENT

As of August 24, 1999 the Company was negotiating an agreement to sell substantially all of the Company's assets to Compu-DAWN, Inc. As a result, the Company will receive 634,284 common shares of Compu-DAWN, Inc. (approximately $2 per share as of August 24, 1999) plus up to an additional 75,000 common shares of Compu-DAWN, Inc. In addition, the Company will receive Class A warrants, Class B warrants, and Class C warrants to purchase common shares of Compu-DAWN, Inc. totaling 2,269,284, 1,901,400 and 83,000, respectively.

NOTE J - RELATED PARTIES

The Company has outstanding employee payables of approximately $16,000 as of June 30, 1999.

For the periods ended June 30, 1999 and December 31, 1998, Techfarm, Inc., a shareholder of the Company, provided management services to the Company totaling $16,000 and $12,000, respectively.

As of June 30, 1999 and December 31, 1998 the Company has outstanding accounts payable balances due to various shareholders of approximately $516,000 and $168,000, respectively.

The Company leases its building in Alameda, California from Geoworks, a shareholder of the Company, under an operating lease agreement that expired in June 1999. The Company continues to rent the facility on a month by month basis. The Company is responsible for all maintenance, insurance, and property taxes. For the periods ended June 30, 1999 and December 31, 1998, rent expense under the operating lease agreement was approximately $58,800 and $42,600, respectively.

                                Compu-DAWN, Inc.
                 INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


The following unuadited pro forma financial statements have been prepared based upon certain pro form adjustments to historical financial statements of Compu-DAWN, Inc., (the Company). The pro forma financial should be read in conjunction with the notes and the historical financial statements of the Company.

The accompanying pro forma balance sheets have been presented as if the transactions described below occurred at the Company's balance sheet dates, September 30, 1999 and December 31, 1998. The accompanying pro forma statements of operations have been prepared as if the transactions occurred at the beginning of the nine months ended September 30, 1999 and for the year ended December 31, 1998.

These pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the pro forma transaction been completed as of the beginning of the nine months ended September 30, 1999 and for the year ended December 31, 1998.

The pro forma adjustments give effect to the acquisition of assets of GlobalPC, Inc. in December 1999 (see notes to pro forma financial statements) which are as follows (except for Note 6 which gives effect to the private placement through Hornblower and Weeks as placement agent in November 1999):

         Note 1 - asset purchase price calculation.
         Note 2 - calculation of goodwill.
         Note 3 - elimination of un-assumed liabilities.
         Note 4 - amortization of Goodwill
         Note 5 - elimination and adjustments to  shareholders'  equity
         Note 6 - private placement through Hornblower and Weeks.

                                Compu-DAWN, Inc.
                 INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 1.  Asset Purchase Price Calculation:

             Shares Issued (709,284 shares at $4.363* per share)                 $3,094,606
             Guaranteed Warrants Issued:
                  Class B Warrants (1,901,400 at $4.65** per warrant)             8,841,510
                  Class C Warrants (383,000 at $4.65** per warrant)               1,780,950
                           Cash                                                     275,000
                           Advances                                               1,523,651
                                                                                 ----------
                  Total  Purchase  Price                                        $15,515,717
                                                                                 ==========

* Average closing price surrounding the period before and after the signing and announcement of the Asset Purchase Agreement.

**   Calculated using the Black Scholes model of valuation.

  Comment:

     Class A Warrants are contingency warrants, thus they are not included in the Asset Purchase Price Calculation.

NOTE 2.  Calculation of Goodwill:

                        Asset Purchase Price                                    $15,515,717

                        Less:
                        Net Assets Acquired (as of November 30, 1999)             2,488,630
                                                                                -----------

                  Total Goodwill                                                $13,027,087
                                                                                ===========

NOTE 3. These adjustments reflect the elimination of GlobalPC, Inc. liabilities not transferred to the Company in this transaction.

NOTE 4. This adjustment reflects amortization  associated with the Goodwill. The
        Company calculates the amortization of Goodwill over 36 months.

                         Total Goodwill                                         $13,027,087
                         Monthly amortization (36 months)                           361,864
                                                                                -----------
                  Nine month total                                              $ 3,256,776
                                                                                ===========

                           Total Goodwill                                       $13,027,087
                           Less:
                                    Current period amortization                  (3,256,776)
                                                                                ------------
                           Goodwill - Net                                        $9,770,311
                                                                                ===========


NOTE 5. This adjustment reflects the portion of GlobalPC, Inc. shareholders' equity not assumed by the Company pursuant to the Asset Purchase
        Agreement.

                           Common Stock Adjustment                                   (6,931)
                                    Add:
                           The common stock issued in
                           conjunction with the Asset
                           Purchase Agreement:
                           (709,285 @ .01 par value)                                  7,093
                                                                                       -----
                  Adjustment                                                            162
                                                                                        ===

                            Additional Paid In Capital  adjustment  reflects the
                    cumulative adjustment to the cost of the acquisition.

NOTE 6. This adjustment reflects impact of the private placement undertaken by Hornblower and Weeks as placement agent in October and November 1999. See the Company's Quarterly Report on Form 10-QSB for the three months ended September 30, 1999, Item 2 "Management's Discussion and Analysis of Financial Condition and Result of Operations" for a discussion of the private placement through Hornblower and Weeks.

b(i)                             Compu-DAWN, Inc.
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1999
                                   (Unaudited)

                                                                                         Pro Forma
                                                     Compu-DAWN        GlobalPC          Adjustments               Consolidated
                                                     ----------        --------          -----------               ------------
ASSETS
CURRENT ASSETS:
         Cash and cash equivalents               $     362,092      $   77,056           $  (275,000) (1)         $    164,148
         Accounts receivable (net)                      21,949          33,800                     -                    55,749
         Prepaid expenses                               32,027               -                     -                    32,027
         Licenses                                          -           956,218                     -                   956,218
         Software development costs                        -         1,033,124                     -                 1,033,124
         Inventory                                      64,832          69,886                                         134,718
                                                  -------------- -------------         ---------------------          ---------
         TOTAL CURRENT ASSETS                          480,900       2,170,084              (275,000)                2,375,984
FIXED ASSETS - NET                                      95,953         185,482                                         281,435

GOODWILL                                                   -                 -            13,027,087  (2)           13,027,087

OTHER ASSETS:
         Notes receivable                              611,573               -              (611,573) (3)                    -
         Capitalized lease payable                     157,676               -                     -                   157,676
         Security deposits                              28,293          66,000                     -                    94,293
                                                ----------------  -------------        --------------------         ------------
         TOTAL OTHER ASSETS                            797,542          66,000              (611,573)                  251,969

TOTAL ASSETS                                    $    1,374,395       $2,421,566        $  12,140,514              $ 15,936,475
                                                ================  =============        ====================       ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
         Accounts payable and accrued liabilities $    722,900       $2,213,934            (2,118,272) (3)        $   818,562
         Current portion - long term debt               54,845          326,007              (326,007) (3)             54,845
         Interest Payable                                 -               8,490                (8,490) (3)                 (0)
         Notes Payable - Compu-DAWN, Inc.                 -             611,573              (611,573) (3)                 (0)
         Net liabilities of discontinued operations    455,796              -                       -                 455,796
                                                   -------------   -------------         -----------------        -------------
TOTAL CURRENT LIABILITIES                            1,233,541        3,160,004            (3,064,342)              1,329,203

NON-CURRENT LIABILITIES:
         Long term debt                                 22,791              -                         -                 22,791
         Deferred rent liability                        36,900              -                         -                 36,900
                                                 --------------    -------------          ----------------       ---------------
         TOTAL NON-CURRENT LIABILITIES:                 59,691              -                         -                 59,691

TOTAL LIABILITIES                                    1,293,232         3,160,004           (3,064,342)               1,388,894

SHAREHOLDERS' EQUITY:
         Preferred Stock                                    26         2,909,986           (2,909,986) (5)                  26
         Common Stock                                   45,537             6,931                  162  (5)              49,630
         Additional paid-in-capital                 16,252,234               -             14,459,325  (1),(5)      30,711,559
         Retained earnings                         (15,762,625)       (3,655,355)           3,655,355  (5)         (15,762,625)
         Treasury Stock                               (451,009)              -                        -               (451,009)
                                                 --------------    -------------          ------------------     ----------------
TOTAL STOCKHOLDER'S EQUITY                              81,163          (738,438)          15,204,856               14,547,581
--------------------------


TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $  1,374,395         $2,421,556           $12,140,514            $  15,936,475
                                                ===============    =============          ===================    =================



                                                                    P-4
                             b(ii) Compu-DAWN, Inc.
                       PRO FORMA STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                   (Unaudited)

                                                    Compu-DAWN        GlobalPC           Adjustments            Consolidated

REVENUES - NET                                  $    550,979        $      -              $         -            $    550,979
                                                ----------------    ------------          ------------------     ----------------

COST AND EXPENSES:
    Programming costs and expenses                     -                   -                        -                   -
    Cost of revenues                                 296,136               -                        -                 296,136
    General and administrative                     1,787,954               -                        -               1,787,954
    Amortization expense                               -                   -                3,256,776 (4)           3,256,776
    Interest expense and financing costs              99,517               -                        -                  99,517
    Loss on settlement                                71,000               -                        -                  71,000
    Research and development                           -                   -                        -                   -
                                                -----------------    -----------          -------------------    ----------------
TOTAL COST AND EXPENSES                            2,254,607                                3,256,776               5,511,383
                                                -----------------    -----------          -------------------    ----------------

LOSS FROM CONTINUING OPERATIONS                   (1,703,628)              -               (3,256,776)             (4,960,404)
                                                -----------------    -----------          -------------------    ----------------

DISCONTINUED OPERATIONS:
    Loss from discontinued operations             (6,976,008)              -                        -              (6,976,008)
    Gain on sale of discontinued operations          537,732               -                        -                 537,732
                                                ------------------   -----------          -------------------    ----------------
TOTAL DISCONTINUED OPERATIONS                     (6,438,276)              -                        -              (6,438,276)
                                                ------------------   -----------          -------------------    ----------------

PROVISION FOR INCOME TAXES                             -                   -                        -                   -
                                                ------------------   -----------          -------------------    -----------------


NET LOSS                                        $ (8,141,904)        $     -              $(3,256,776)           $(11,398,680)
                                                ==================   ===========          ===================    =================

BASIC INCOME (LOSS) PER COMMON SHARE:
    From continuing operations                  $      (0.44)                                                          $(1.08)
    From discontinued operations                $      (1.79)                                                          $(1.52)
    Gain on sale of discontinued operations     $       0.14                                                           $ 0.12
                                                ------------------                                               -----------------
    Basic net loss                              $      (2.09)                                                          $(2.48)
                                                ==================                                               =================

DILUTED INCOME (LOSS) PER COMMON SHARE:
    From continuing operations                  $      (0.44)                                                          $(1.08)
    From discontinued operations                $      (1.79)                                                          $(1.52)
    Gain on sale of discontinued operations     $       0.08                                                           $ 0.06
                                                -------------------                                              ------------------
Diluted net loss per common shares              $      (2.15)                                                          $(2.54)
                                                ===================                                              ==================

Average common shares outstanding, basic           3,887,625                                  709,284               4,596,909
                                                ===================                       ===================    ==================

Average common shares outstanding, diluted         6,476,210                              $ 2,993,684               9,469,894
                                                ===================                       ===================    ==================

                                                                    P-5
    b(iii)
                                Compu-DAWN, Inc.
                             PRO FORMA BALANCE SHEET
                                DECEMBER 31, 1998
                                   (Unaudited)


                                                                                      Pro Forma
                                                     Compu-DAWN        GlobalPC      Adjustments         Consolidated

ASSETS

CURRENT ASSETS
    Cash and cash equivalents                        $  4,378,400     $   945,572  $   (275,000) (1)     $   5,048,972
    Prepaid expenses                                        -             12,600          -                     12,600
    Licenses                                                -            415,000          -                    415,000
    Software development costs                              -            419,261          -                    419,261
    Net assets of discontinued operations                919,520           -              -                    919,520
                                                    ---------------    ---------     ---------------     -------------
    TOTAL CURRENT ASSETS                               5,297,920       1,792,433      (275,000)              6,815,353

FIXED ASSETS - (NET)                                        -            132,582          -                    132,582
GOODWILL                                                    -              -        13,027,087 (2)          13,027,087
OTHER ASSETS

TOTAL ASSETS                                        $  5,297,920     $ 1,925,015    12,752,087           $  19,975,022
                                                    ==============   ===========   =================     =============

LIABILITIES AND SHAREHOLDER' EQUITY

CURRENT LIABILITIES
    Accounts payable and accrued liabilities        $       -        $ 1,046,844      (951,182) (3)      $      95,662
                                                    --------------   -----------   ------------------    -------------
TOTAL LIABILITIES                                           -          1,046,844      (951,182)                 95,662

SHAREHOLDERS' EQUITY
    Preferred stock                                          50        2,859,986    (2,859,986) (3)                 50
    Common Stock                                         32,654            6,540           553  (1)             39,747
    Additional paid-in-capital                       13,661,649            -        14,574,347  (1)         28,235,996
    Retained earnings                                (7,620,721)      (1,988,355)    1,988,355  (3)         (7,620,721)
    Accumulated other comprehensive income             (150,000)           -              -                   (150,000)
    Treasury Stock                                     (625,712)           -              -                   (625,712)
                                                    --------------   -----------    -----------------     -------------
TOTAL SHAREHOLDER'S EQUITY                            5,297,920          878,171    13,703,269              19,879,360

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY          $ 5,297,920      $ 1,925,015  $ 12,752,087           $  19,975,022
                                                    ==============   ===========  ===================    =============

                                                                    P-6
      b(iv)
                                Compu-DAWN, Inc.
                       PRO FORMA STATEMENTS OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998
                                   (Unaudited)



                                                     Compu-DAWN        GlobalPC           Adjustments          Consolidated

REVENUES:
    Interest and other income                       $    332,067     $     5,244        $      -              $     337,311
                                                    --------------   -----------        -----------------     -----------------

COST AND EXPENSES:
    Loss due to terminated investment transaction        296,952           -                   -                    296,952
    General and administrative                              -          1,530,318               -                  1,530,318

    Amortization expense                                    -              -               4,342,368 (4)          4,342,368
    Interest expense                                      17,459          19,130               -                     36,589
    Research and development                                -            443,351               -                    443,351
                                                     --------------   ----------         ----------------     ------------------

    TOTAL COST AND EXPENSES                              314,411       1,992,799           4,342,368              6,649,578
                                                     --------------   ----------         ----------------     ------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS                  17,656      (1,987,555)         (4,342,368)            (6,312,267)
                                                     --------------   ----------         ----------------     ------------------

DISCONTINUED OPERATIONS:
    Loss from discontinued operations                 (2,801,208)          -                   -                 (2,801,208)
                                                     --------------   ----------         -----------------    ------------------

PROVISION FOR INCOME TAXES                                  -               (800)              -                       (800)
                                                     --------------   ----------         -----------------    ------------------

NET LOSS                                            $ (2,783,552)    $(1,986,755)        $(4,342,368)         $  (9,114,275)
                                                     ================ ==========         =================    ==================

BASIC AND DILUTED (LOSS) PER COMMON SHARE:
    From continuing operations                      $       0.00                                                     $(1.37)
    From discontinued operations                    $      (0.72)                                                    $(0.61)
                                                     ----------------                                         ------------------

Basic and diluted net (loss) per common share       $      (0.72)                                                    $(1.98)
                                                     =================                                        ===================

Average common shares outstanding, basic                3,887,625                            709,284              4,596,909
                                                      ================                    ================    ===================

Average common shares outstanding, diluted              6,476,210                          2,993,684              9,469,894
                                                      ================                    ================    ===================


      c(i)
                                Compu-DAWN, Inc.
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1999
                                   (Unaudited)

                                                                                          Pro Forma
                                                     Compu-DAWN       GlobalPC           Adjustments         Consolidated
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                     $   362,092        $    77,056       $ 1,699,968 (1)(6)    $  2,109,116
    Accounts receivable (net)                          21,949             33,800             -                     55,749
    Prepaid expenses                                   32,027               -                -                     32,027
    Licenses                                             -               956,218             -                    956,218
    Software development costs                           -             1,033,124             -                  1,033,124
    Inventory                                          64,832             69,886             -                    134,718
                                                 -----------------   -----------       ---------------       ----------------
TOTAL CURRENT ASSETS                                  480,900          2,170,084        1,669,968               4,320,952
FIXED ASSETS - NET                                     95,953            185,482                                  281,435

GOODWILL                                                 -                  -          13,027,087 (4)          13,027,087

OTHER ASSETS:
    Notes receivable                                  611,573               -            (611,573)(3)               -
    Capitalized lease payable                         157,676               -                -                    157,676
    Security deposits                                  28,293             66,000             -                     94,293
                                                 -----------------   -----------       -----------------     ----------------
    TOTAL OTHER ASSETS                                798,542             66,000         (611,573)                251,969

TOTAL ASSETS                                     $  1,374,395       $  2,421,566      $14,085,482            $ 17,881,443
                                                 =================  ============      ==================     ================

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued liabilities     $   722,900        $  2,213,934       (2,118,272)(3)        $    818,562
    Current portion - long term debt                  54,845             326,007         (326,007)(3)              54,845
    Interest Payable                                    -                  8,490           (8,490)(3)                  (0)
    Notes Payable - Compu-DAWN, Inc.                    -                611,573         (611,573)(3)                   0
    Net Liabilities of discontinued operations       455,796                -                -                    455,796
                                                  -----------------  -----------       ------------------    -----------------
    TOTAL CURRENT LIABILITES                       1,233,541           3,160,004       (3,064,342)              1,329,203

NON-CURRENT LIABILITIES:
    Long Term Debt                                    22,791                -               -                      22,791
    Deferred rent liability                           36,900                -               -                      36,900
                                                  ------------------  ----------        ------------------   -----------------
    TOTAL NON-CURRENT LIABILITIES                     59,691                -               -                      59,691

TOTAL LIABILITIES                                  1,293,232           3,160,004       (3,064,342)              1,388,894

SHAREHOLDERS' EQUITY:
    Preferred Stock                                       26           2,909,486       (2,909,986)(5)                  26
    Common Stock                                      42,537               6,931           14,312 (1),(5),(6)      63,780
    Additional paid-in-capital                    16,252,234                 -         16,817,576 (5),(6)      33,069,809
    Retained earnings                            (15,762,625)         (3,655,355)       3,227,922 (5)         (16,190,057)
    Treasury stock                                  (451,009)                -                                   (451,009)
                                                   -----------------  ----------       --------------------  --------------------
    TOTAL STOCKHOLDERS' EQUITY                        81,163           (738,438)       17,149,823              16,492,549

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY      $  1,374,395         $ 2,421,566      $14,085,482            $ 17,881,443
                                                   =================  ==========       ===================== ====================


      c(ii)
                                Compu-DAWN, Inc.
                       PRO FORMA STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                   (Unaudited)

                                                     Compu-DAWN         GlobalPC          Adjustments         Consolidated

REVENUES - NET                                  $     550,979           $  -            $      -              $     550,979
                                                ----------------        --------          ---------------     ---------------

COST AND EXPENSES:
    Programming costs and expenses                     -                   -                   -                        -
    Cost of revenues                                  296,136              -                   -                    296,136
    General and administrative                      1,787,954              -                   -                  1,787,954
    Amortization expense                               -                   -                 3,256,776 (4)        3,256,776
    Interest expense and financing costs               99,517              -                   -                     99,517
    Loss on settlement                                 71,000              -                   -                     71,000
    Research and development                           -                   -                   -                        -
                                                 ----------------      ---------          ----------------    ----------------
TOTAL COST AND EXPENSE                              2,254,607              -                 3,256,776            5,511,383
                                                 ----------------      ---------          ----------------    ----------------

LOSS FROM CONTINUING OPERATIONS                    (1,703,628)             -                (3,256,776)          (4,960,404)
                                                 ----------------      ---------          ----------------    ----------------

DISCONTINUED OPERATIONS:
    Loss from discontinued operations              (6,976,008)             -                   -                 (6,976,008)
    Gain on sale of discontinued operations           537,732              -                   -                    537,732
                                                 ----------------      ---------           ---------------    ----------------
TOTAL DISCONTINUED OPERATIONS                      (6,438,276)             -                   -                 (6,438,276)
                                                 ----------------      ---------           ---------------    ----------------

PROVISION FOR INCOME TAXES                             -                   -                   -                       -
                                                 ----------------      ---------           ---------------    ----------------

NET LOSS                                        $  (8,141,904)         $   -              $ (3,256,776)       $  (11,398,680)
                                                 ================      =========           ===============    ================

BASIC INCOME LOSS PER COMMON SHARE:
    From continuing operations                  $       (0.44)                                                $        (1.08)
    From discontinued operations                $       (1.79)                                                $        (1.52)
    Gain on sale of discontinued operations     $        0.14                                                 $         0.12
                                                 ----------------      ---------           ---------------    ----------------
Basic net loss per common share                 $       (2.09)                                                $        (2.48)
                                                 ================      =========           ===============    ================

DILUTED INCOME LOSS PER COMMON SHARE:
    From continuing operations                  $       (0.44)                                                $        (1.08)
    From discontinued operations                $       (1.79)                                                $        (1.52)
    Gain on sale of discontinued operations     $        0.08                                                 $         0.06
                                                 ----------------                                             -----------------
Diluted net loss per common share               $       (2.15)                                                $        (2.54)
                                                 ================                                             =================

Average common shares outstanding, basic             3,887,625                                709,284              4,596,909
                                                 ================                           ===============   =================

Average common shares outstanding, diluted           6,476,210                              2,993,681              9,469,894
                                                 ================                           ===============   =================


